Putnam
Massachusetts
Tax Exempt
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-04

[GRAPHIC OMITTED: CRANBERRIES]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of 2004 we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following The Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges). Furthermore, fund ownership (in dollar ranges) is now being shown for the members of Putnam's Executive Board.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Massachusetts Tax Exempt Income Fund delivered respectable results. In the following pages, the fund's management team discusses fund performance, strategy, and its outlook for the remainder of fiscal 2005.

We thank you for your support of the Putnam funds throughout 2004 and wish you all the best in 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

January 19, 2005


Report from Fund Management

Fund highlights

 * For the six months ended November 30, 2004, Putnam Massachusetts Tax Exempt Income Fund's class A shares returned 4.18% without sales charges and -0.50% with maximum sales charges reflected.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.29%.

 * The average return for the fund's Lipper category, Massachusetts Municipal Debt Funds, was 3.76%.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Over the long term, we seek to deliver consistent returns from a well-diversified portfolio. However, over shorter reporting periods, a single holding can sometimes be the key driver of a fund's performance. That was the case during this semiannual period, when the fund's position in bonds issued by the Massachusetts Department of Health and Education for Winchester Hospital benefited from a prerefunding (discussed further on page 4). This development bolstered fund performance, helping it to slightly outperform the average return of its Lipper category, based on results at net asset value (NAV). The fund also benefited from its investments in lower-quality bonds, which outperformed higher-quality issues within a backdrop of improving credit markets. Its results at NAV were in line with those of its benchmark, which is nationally diversified and reflected the greater strength of other state bond markets, such as California's.


--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 11/30/04
--------------------------------------------------
Class A
(inception 10/23/89)          NAV             POP
--------------------------------------------------
6 months                    4.18%          -0.50%
--------------------------------------------------
1 year                      3.77           -0.86
--------------------------------------------------
5 years                    35.02           28.95
Annual average              6.19            5.22
--------------------------------------------------
10 years                   89.60           81.01
Annual average              6.61            6.11
--------------------------------------------------
Annual average
(life of fund)              6.75            6.43
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Massachusetts Tax Exempt Income Fund seeks to provide as high a level of current income free from federal and state of Massachusetts personal income taxes as we believe to be consistent with the preservation of capital. It may be suitable for Massachusetts investors seeking tax-free income through a diversified portfolio of municipal bonds issued primarily in Massachusetts.


Market overview

Over the past six months, most municipal yields fell and bond prices, which move in the opposite direction of yields, rose. Early 2004 was marked by rising yields, as bond market investors were anticipating that the Federal Reserve Board (the Fed) would need to raise short-term interest rates. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point (one quarter of a percentage point) increase at its June 30 meeting, the bond market changed course. Yields of bonds with maturities greater than two years trended downward. At the same time, yields rose for bonds with very short maturities (two years and shorter). This resulted in a flattening of the yield curve -- that is, short- and long-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads generally tightened and bond prices rose. These higher-yielding securities continued to provide attractive income streams that also contributed to the fund's total return. Municipal bonds issued by the State of California were generally strong performers, as the economy improved and rating agencies upgraded the state's credit rating. Yields on tobacco settlement bonds varied with the results of ongoing legal battles, but declined overall for the period, and their prices rose, accordingly. Airline-related industrial development bonds (IDBs) performed poorly, in general, as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation bonds rose in price over the past six months, reflecting a dearth of new issuance, as well as investors' confidence in improving economic prospects for the city.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 11/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.29%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.82%
-------------------------------------------------------------------------------
Lehman Intermediate Government Bond Index
(intermediate-maturity U.S. government bonds)                           2.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.02%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      5.68%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             12.18%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 12.58%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 11/30/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that interest rates will rise, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. Because we believe the yield curve will continue to flatten, we have concentrated our bond sales in shorter and intermediate maturities, which we believe will underperform. We also used interest rate swaps to manage the fund's duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. The fund maintained an overweight position in tobacco settlement bonds relative to its competitive universe. We closely monitored developments in this sector.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing longer callable issues. We believe these callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                         5/31/04             11/30/04
Average effective
maturity in years          8.2                  7.9

Duration in years          5.9                  5.6

Footnotes read:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

As noted earlier, the most influential event during the period was the prerefunding of the fund's position in bonds issued by the Massachusetts Department of Health and Education for Winchester Hospital. Prerefunding occurs when an issuer raises the money to refinance a specific bond -- generally an older, higher-coupon bond -- by issuing new bonds at current lower interest rates. This money is then invested in a secure investment, usually U.S. Treasury securities, that will mature at the older bond's first call date, when it is used to pay off the old bonds. This added security is often perceived as a credit upgrade by the market, and can boost the price of the older bonds, which occurred in this case.

In addition, improving credit markets increased demand for -- and improved the performance of -- lower-rated bonds, those rated Baa or below. Solid performance in this area came from across many sectors, including a nursing home bond, Boston Industrial Development Finance Authority for Springhouse, Inc. This long-term care facility in Boston offered particularly stable operating results. In the hospital sector, we also experienced positive results from Massachusetts Health and Education for Jordan Hospital, located in Plymouth, Mass. This facility is the market share leader within an area experiencing rapid population growth.

Finally, the fund was helped by its investment in tobacco settlement bonds, which are secured by the income stream from tobacco companies' settlement obligations to the states and generally offer higher yields than bonds of comparable quality. This income could be jeopardized as a result of multibillion-dollar judgments against the tobacco companies, and prices in this sector have shifted as concerns about litigation overshadowed optimism. These bonds had generated mixed returns during the period, but as credit spreads -- the difference in yields between higher-quality and lower-quality bonds -- continued to narrow late in the reporting period, tobacco settlement bonds saw a meaningful uptick. We expect a certain degree of continued volatility from these holdings, but on the whole, we find them an attractive investment opportunity. During this period, the fund profited from its holding in Children's Trust Fund of Puerto Rico Settlement revenue bonds. (Income from Puerto Rico bonds is tax-exempt in all 50 states.)


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa (57.8%)

Aa (21.2%)

A (5.8%)

Baa (11.3%)

Ba (2.4%)

B (0.4%)

VMIG1 (1.1%)

Footnote reads:
As a percentage of market value as of 11/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

On the down side, fund performance was hampered somewhat by our decision to protect the fund's interest-rate sensitivity by maintaining a relatively short portfolio duration. This move was prompted by our expectation that interest rates would rise, depressing bond prices. However, the effects of the Federal Reserve Board's rate hikes were felt primarily on the short end of the yield curve, while the positive economic climate encouraged yield-hungry investors to bid up prices on long-term, higher-yielding bonds such as those in the fund's portfolio. Although our strategy reduced the fund's participation as longer-term bonds rallied, we continue to believe caution is well advised

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Judging from the flattened yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. The Fed has raised the discount rate four times in 25-basis-point increments since June 2004, bringing it to two percent at the end of the period. We believe the Fed will continue to raise short-term rates incrementally through mid-2005, actions that are likely to cause rising yields among bonds with shorter maturities. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust the fund's duration as it seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate that the rate of GDP growth will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a potentially more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001 -    $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003     *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------
James St. John      2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended November 30, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended December 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                       2004     *
--------------------------------------------------------------------------------------------------
Chief Technology Officer            2003     *
--------------------------------------------------------------------------------------------------
John Boneparth                      2004     *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt   2003     *
--------------------------------------------------------------------------------------------------
Kevin Cronin                        2004     *
--------------------------------------------------------------------------------------------------
Deputy Head of Investments           N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.               2004                           *
--------------------------------------------------------------------------------------------------
President and CEO                   2003     *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                        2004     *
--------------------------------------------------------------------------------------------------
Chief Financial Officer              N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                     2004     *
--------------------------------------------------------------------------------------------------
Chief of Operations                  N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III               2004                                                    *
--------------------------------------------------------------------------------------------------
General Counsel                      N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                    2004                                        *
--------------------------------------------------------------------------------------------------
Head of Retail Management           2003     *
--------------------------------------------------------------------------------------------------
Stephen Oristaglio                  2004     *
--------------------------------------------------------------------------------------------------
Head of Investments                 2003     *
--------------------------------------------------------------------------------------------------
Richard Robie, III                  2004               *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer         N/A
--------------------------------------------------------------------------------------------------


N/A indicates the individual was not a member of Putnam's Executive Board as of 12/31/03.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended November 30, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 11/30/04
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (10/23/89)             (7/15/93)             (8/19/03)             (5/12/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   4.18%     -0.50%      3.83%     -1.17%      3.77%      2.77%      4.01%      0.68%
---------------------------------------------------------------------------------------------------------------
1 year                     3.77      -0.86       3.07      -1.91       2.97       1.97       3.44       0.13
---------------------------------------------------------------------------------------------------------------
5 years                   35.02      28.95      30.86      28.86      29.79      29.79      33.12      28.83
Annual average             6.19       5.22       5.53       5.20       5.35       5.35       5.89       5.20
---------------------------------------------------------------------------------------------------------------
10 years                  89.60      81.01      77.86      77.86      75.12      75.12      83.68      77.79
Annual average             6.61       6.11       5.93       5.93       5.76       5.76       6.27       5.92
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.75       6.43       6.00       6.00       5.91       5.91       6.38       6.15
---------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/04
----------------------------------------------------------------------
                                Lehman        Lipper Massachusetts
                               Municipal         Municipal Debt
                                 Bond           Funds category
                                Index               average*
----------------------------------------------------------------------
6 months                         4.29%               3.76%
----------------------------------------------------------------------
1 year                           4.07                3.06
----------------------------------------------------------------------
5 years                         38.84               33.68
Annual average                   6.78                5.97
----------------------------------------------------------------------
10 years                        99.68               84.69
Annual average                   7.16                6.32
----------------------------------------------------------------------
Annual average
(life of fund)                   7.05                6.50
----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 11/30/04, there were 52, 52, 46, and 32 funds, respectively, in this Lipper category.


---------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/04
---------------------------------------------------------------------------------------------------
                                        Class A        Class B        Class C        Class M
---------------------------------------------------------------------------------------------------
Distributions (number)                       6              6              6              6
---------------------------------------------------------------------------------------------------
Income 1                                $0.188834      $0.157599      $0.150664      $0.174467
---------------------------------------------------------------------------------------------------
Capital gains 1                             --             --             --             --
---------------------------------------------------------------------------------------------------
Total                                   $0.188834      $0.157599      $0.150664      $0.174467
---------------------------------------------------------------------------------------------------
Share value:                         NAV        POP        NAV            NAV     NAV        POP
---------------------------------------------------------------------------------------------------
5/31/04                             $9.35      $9.79      $9.35          $9.36   $9.35      $9.66
---------------------------------------------------------------------------------------------------
11/30/04                             9.55      10.00       9.55           9.56    9.55       9.87
---------------------------------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------------------------------
Current dividend rate 2             3.85%      3.67%      3.19%          3.04%   3.54%      3.43%
---------------------------------------------------------------------------------------------------
Taxable equivalent 3                6.26       5.96       5.18           4.94    5.75       5.57
---------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4          3.15       3.01       2.50           2.35    2.85       2.76
---------------------------------------------------------------------------------------------------
Taxable equivalent 3                5.12       4.89       4.06           3.82    4.63       4.48
---------------------------------------------------------------------------------------------------


 1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

 2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 3 Assumes maximum 38.45% federal and state combined tax rate for 2004.
   Results for investors subject to lower tax rates would not be advantageous.

 4 Based only on investment income, calculated using SEC guidelines.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)            (10/23/89)             (7/15/93)             (8/19/03)             (5/12/95)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   5.04%      0.34%      4.71%     -0.29%      4.63%      3.63%      4.89%      1.52%
---------------------------------------------------------------------------------------------------------------
1 year                     4.26      -0.37       3.58      -1.40       3.46       2.47       3.84       0.53
---------------------------------------------------------------------------------------------------------------
5 years                   38.10      31.93      33.69      31.69      32.64      32.64      35.89      31.41
Annual average             6.67       5.70       5.98       5.66       5.81       5.81       6.33       5.61
---------------------------------------------------------------------------------------------------------------
10 years                  87.48      79.12      75.70      75.70      73.05      73.05      81.42      75.45
Annual average             6.49       6.00       5.80       5.80       5.64       5.64       6.14       5.78
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.80       6.48       6.04       6.04       5.95       5.95       6.43       6.20
---------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Massachusetts Tax Exempt Income Fund from June 1, 2004, to November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 11/30/04
------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.50      $7.82      $8.58      $6.03
------------------------------------------------------------------------
Ending value (after
expenses)             $1,041.80  $1,038.30  $1,037.70  $1,040.10
------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended November 30, 2004, use the calculation method below. To find the value of your investment on June 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 06/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 6/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------
Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.50 (see table above) = $45.00
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
11/30/04
--------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
--------------------------------------------------------------------------
Expenses paid per
$1,000*                   $4.46      $7.74      $8.49      $5.97
--------------------------------------------------------------------------
Ending value (after
expenses)             $1,020.66  $1,017.40  $1,016.65  $1,019.15
--------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 11/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

--------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
--------------------------------------------------------------------------
                          Class A    Class B    Class C    Class M
--------------------------------------------------------------------------
Your fund's annualized
expense ratio              0.88%      1.53%      1.68%      1.18%
--------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     0.93%      1.58%      1.73%      1.23%
--------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.

Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period.
Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Massachusetts
Tax Exempt Income
Fund                         7%        29%        24%         7%        15%
-----------------------------------------------------------------------------
Lipper Massachusetts
Municipal Debt Funds
category average            21%        29%        25%        28%        40%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on May 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper category. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.20

Municipal bond
fund average           0.21

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Intermediate Government Bond Index is an unmanaged index of government bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
November 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
FGIC                  Financial Guaranty Insurance Company
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes
XLCA                  XL Capital Assurance

Municipal bonds and notes (97.7%) (a)
Principal amount                                     Rating (RAT)         Value

Massachusetts (92.3%)
-------------------------------------------------------------------------------
    $2,150,000 Boston, Indl. Dev. Fin. Auth.
               Rev. Bonds (Springhouse, Inc.), 6s,
               7/1/28                                BB-/P           $2,076,320
     6,055,000 Boston, Indl. Dev. Fin. Auth. Swr.
               Fac. Rev. Bonds (Harbor Elec. Energy
               Co.), 7 3/8s, 5/15/15                 Aa3              6,074,437
     7,435,000 Boston, Wtr. & Swr. Comm.
               Rev. Bonds, Ser. A, 5 3/4s, 11/1/13   AA               8,391,438
               Fall River, G.O. Bonds, FSA
     1,990,000 5s, 2/1/13                            Aaa              2,185,398
     1,950,000 5s, 2/1/12                            Aaa              2,146,736
     2,100,000 Framingham, Hsg. Auth. Rev. Bonds,
               GNMA Coll., 6.35s, 2/20/32            AAA              2,294,460
     5,185,000 Holden, G.O. Bonds, FGIC, 5 1/2s,
               3/1/20                                Aaa              5,689,501
     4,000,000 MA Bay Trans. Auth. Rev. Bonds (Gen.
               Trans. Syst.),  Ser. A, 5 1/2s,
               3/1/12                                Aa2              4,457,800
     4,000,000 MA State College Bldg. Auth.
               Rev. Bonds, Ser. B, XLCA, 5 1/2s,
               5/1/28                                Aaa              4,379,080
     7,500,000 MA State Dev. Fin. Agcy. Resource
               Recvy. Rev. Bonds (Semass Syst.),
               Ser. A, MBIA, 5 1/2s, 1/1/10          Aaa              8,261,700
               MA State Dev. Fin. Agcy. Rev. Bonds
     1,325,000 (Beverly Enterprises, Inc.), 7 3/8s,
               4/1/09                                BB+/P            1,339,959
     1,480,000 (Lasell College), 6 3/4s, 7/1/31      B+               1,491,366
     1,915,000 (Lasell Village), Ser. A, 6 3/8s,
               12/1/25                               BB+/P            1,937,271
     1,950,000 (MA Biomedical Research), Ser. C,
               6 1/8s, 8/1/12                        A1               2,166,197
     1,830,000 (MA Biomedical Research), Ser. C,
               5 7/8s, 8/1/10                        A1               2,031,520
    10,200,000 (WGBH Edl. Foundation), Ser. A,
               AMBAC,  5 3/4s, 1/1/42                Aaa             11,752,542
     1,750,000 (Boston Biomedical Research),
               5 3/4s, 2/1/29                        Baa3             1,757,945
     1,315,000 (Hampshire College), 5.7s, 10/1/34    BBB              1,358,855
     1,000,000 (Middlesex School), 5 1/8s, 9/1/23    A1               1,052,830
     4,010,000 MA State Edl. Fin. Auth. Rev. Bonds,
               Ser. E, AMBAC, 5s, 1/1/13             AAA              4,141,729
               MA State G.O. Bonds
     5,500,000 Ser. D, 5 1/2s, 11/1/19               Aa2              6,188,380
     7,500,000 Ser. C, FSA, 5 1/2s, 11/1/10          Aaa              8,430,675
     3,750,000 Ser. C, 5 1/4s, 8/1/15                AAA              4,121,963
     6,500,000 Ser. D, FSA, 5s, 11/1/24              Aaa              6,748,690
     9,100,000 Ser. B, U.S. Govt. Coll., 5s, 5/1/12  AAA              9,902,984
     7,900,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (New England Medical Ctr.), MBIA,
               8.83s, 7/1/18                         Aaa              8,249,891
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     3,000,000 (Winchester Hosp.), Ser. E, 6 3/4s,
               7/1/30                                BBB              3,541,830
     3,125,000 (UMass Memorial), Ser. C, 6 1/2s,
               7/1/21                                Baa2             3,327,250
     1,000,000 (Milford-Whitinsville Hosp.),
               Ser. D, 6.35s, 7/15/32                Baa2             1,029,980
     1,300,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             1,348,711
     5,000,000 (Harvard U.), Ser. N, 6 1/4s, 4/1/20  Aaa              6,188,150
     1,000,000 (Learning Ctr. for Deaf Children),
               Ser. C,  6 1/8s, 7/1/29               Ba2                973,340
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               3,117,960
     2,100,000 (Partners Healthcare Syst.), Ser. C,
               6s, 7/1/15                            Aa3              2,380,350
     1,460,000 (Partners Healthcare Syst.), Ser. C,
               6s, 7/1/14                            Aa3              1,654,910
     3,015,000 (Newton-Wellesley Hosp.), Ser. E,
               MBIA, 5.9s, 7/1/11                    Aaa              3,133,339
     4,000,000 (Partners Healthcare Syst.), Ser. C,
               5 3/4s, 7/1/32                        Aa3              4,330,640
     1,000,000 (Baystate Med. Ctr.), Ser. F, 5.7s,
               7/1/27                                A1               1,036,640
     1,955,000 (Caritas Christian Oblig. Group),
               Ser. A, 5 5/8s, 7/1/20                BBB              1,974,413
       800,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/16                                BBB                804,784
     3,665,000 (Williams College), Ser. G, 5 1/2s,
               7/1/14                                Aa1              4,047,956
     1,265,000 (Milton Hosp.), Ser. C, 5 1/2s,
               7/1/11                                BBB              1,330,401
     2,600,000 (Cape Cod Healthcare), Ser. B,
               5.45s, 11/15/23                       BBB              2,614,326
     3,000,000 (Jordan Hosp.), Ser. D, 5 3/8s,
               10/1/28                               BBB-             2,697,150
     4,250,000 (Boston College), Ser. K, 5 3/8s,
               6/1/14                                Aa3              4,768,543
     3,000,000 (Partners Healthcare Syst.), Ser. B,
               5 1/4s, 7/1/11                        Aa3              3,251,100
    10,000,000 (MA Inst. of Tech.), Ser. I-1, 5.2s,
               1/1/28                                Aaa             10,817,500
     5,245,000 (Simmons College), Ser. F, FGIC, 5s,
               10/1/33                               Aaa              5,296,873
     1,000,000 (Wellesley College), 5s, 7/1/17       Aa1              1,070,480
     2,000,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/11            Aaa              2,186,320
     3,840,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC, 5s, 5/15/10             Aaa              4,181,107
     3,660,000 (New England Med. Ctr. Hosp.),
               Ser. H, FGIC,  5s, 5/15/09            Aaa              3,967,513
     3,900,000 MA State Hlth. & Edl. Fac. Auth.
               VRDN, Ser. D, MBIA, 1.62s, 1/1/35     VMIG1            3,900,000
               MA State Hsg. Fin. Agcy. Rev. Bonds
     2,000,000 (Rental Mtge.), Ser. E, AMBAC, 5.9s,
               7/1/25                                Aaa              2,060,760
     5,000,000 (Rental Mtge.), Ser. C, AMBAC,
               5 5/8s, 7/1/40                        Aaa              5,134,350
     2,180,000 (Single Fam.), Ser. 86, 5.1s,
               12/1/21                               Aa2              2,197,898
     1,590,000 (Rental Mtge.), Ser. E, FSA, 4.1s,
               7/1/06                                Aaa              1,607,411
     1,520,000 (Rental Mtge.), Ser. E, FSA, 3.95s,
               7/1/05                                Aaa              1,530,442
               MA State Hsg. Fin. Auth. Agcy.
               Single Fam. Mtge. Rev. Bonds, Ser.
               84
       435,000 4 1/4s, 12/1/07                       Aa2                437,040
       360,000 4.05s, 12/1/06                        Aa2                363,643
       405,000 3.9s, 12/1/05                         AA                 409,062
               MA State Indl. Fin. Agcy. Rev. Bonds
     1,500,000 (1st Mtge. Stone Institution &
               Newton), 7.9s, 1/1/24                 BB-/P            1,531,170
     5,140,000 (1st Mtge. Loomis & Village), U.S.
               Govt. Coll.,  7 5/8s, 7/1/25          AAA              5,406,149
     2,000,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/15                                BBB/P            2,052,900
     1,250,000 (1st Mtge. Brookhaven), Ser. A, 7s,
               1/1/09                                BBB/P            1,291,213
     4,875,000 (American Hinghan, Wtr. Treatment),
               6 3/4s, 12/1/25                       BBB/P            5,170,376
     3,850,000 (1st Mtge. Berkshire Retirement),
               Ser. A,  6 5/8s, 7/1/16               BBB-             3,901,051
     3,385,000 (Park School), 5.9s, 9/1/26           A3               3,663,213
     4,250,000 (MA Eastern Edison Co.), 5 7/8s,
               8/1/08                                A2               4,307,885
     1,650,000 (Wentworth Inst. of Tech.), 5 3/4s,
               10/1/28                               Baa1             1,710,918
               MA State Port Auth. Rev. Bonds
     2,400,000 Ser. A, MBIA, 5s, 7/1/33              Aaa              2,433,336
     2,000,000 Ser. C, MBIA, 5s, 7/1/08              Aaa              2,157,260
     5,330,000 Ser. C, MBIA, 5s, 7/1/07              Aaa              5,674,318
               MA State Special Oblig. Dedicated
               Tax Rev. Bonds, FGIC
     2,000,000 5 1/4s, 1/1/22                        Aaa              2,158,640
     5,000,000 5 1/4s, 1/1/20                        Aaa              5,443,900
               MA State Wtr. Poll. Abatement
               Rev. Bonds, Ser. 5
     4,490,000 5 3/8s, 8/1/27                        Aaa              4,720,696
     2,510,000 5 3/8s, 8/1/27 (Prerefunded)          Aaa              2,819,583
               MA State Wtr. Resource Auth.
               Rev. Bonds, Ser. A
     5,500,000 6 1/2s, 7/15/19                       AA               6,702,245
    10,000,000 FGIC, 5 3/4s, 8/1/39                  Aaa             11,048,998
     4,000,000 MBIA, 5s, 8/1/29                      Aaa              4,054,840
     1,065,000 Maynard, G.O. Bonds, MBIA, 5s,
               2/1/13                                Aaa              1,169,572
     1,760,000 Norwell, G.O. Bonds, FGIC, 5s,
               11/15/18                              Aaa              1,952,720
    10,000,000 Quincy, Rev. Bonds, FSA, 5.3s,
               1/15/11                               Aaa             10,118,700
     1,000,000 Springfield, G.O. Bonds, MBIA, 5s,
               1/15/13                               Aaa              1,094,060
               U. MA Bldg. Auth. Rev. Bonds, Ser.
               04-1, AMBAC
     2,000,000 5 3/8s, 11/1/19                       AAA              2,216,220
     2,500,000 5 3/8s, 11/1/18                       AAA              2,776,750
     2,500,000 5 3/8s, 11/1/17                       AAA              2,785,400
     1,000,000 5 3/8s, 11/1/16                       AAA              1,116,770
               Westfield, G.O. Bonds, MBIA
     2,190,000 5s, 9/1/11                            Aaa              2,414,760
     2,190,000 5s, 9/1/10                            Aaa              2,404,905
     1,000,000 Westford, G.O. Bonds, FGIC, 5 1/4s,
               4/1/20                                Aaa              1,079,480
                                                                 --------------
                                                                    322,719,867

Puerto Rico (5.4%)
-------------------------------------------------------------------------------
     2,520,000 Children's Trust Fund Tobacco
               Settlement Rev. Bonds,  5 3/8s,
               5/15/33                               BBB              2,351,664
    10,685,000 Cmnwlth. of PR, Muni. Fin. Agcy.
               Rev. Bonds, Ser. A, FSA, 4 1/2s,
               8/1/11                                Aaa             11,478,789
     4,500,000 PR Elec. Pwr. Auth. Rev. Bonds,
               Ser. NN, MBIA, 5 1/4s, 7/1/22         Aaa              5,047,110
                                                                 --------------
                                                                     18,877,563
-------------------------------------------------------------------------------
               Total Investments
               (cost $325,270,321)                                 $341,597,430
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $349,658,390.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2004. Securities rated by Putnam are indicated by "/P". Security ratings are defined in the Statement of Additional Information.

      The rates shown on VRDN are the current interest rates at November 30, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2004.

      The fund had the following industry group concentrations greater than 10% at November 30, 2004
      (as a percentage of net assets):

          Health care             22.9%
          Education               19.8
          Water & sewer           12.3

      The fund had the following insurance concentrations greater than 10% at November 30, 2004
      (as a percentage of net assets):

          MBIA                    14.3%
          FSA                     12.7
          FGIC                    12.3

Interest rate swap contracts outstanding at November 30, 2004
(Unaudited)

                                          Notional  Termination   Unrealized
                                           amount      date      appreciation
-----------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank
dated November 4, 2004 to receive
quarterly the notional amount multiplied
by 2.946% and pay quarterly the notional
amount multiplied by the Bond Market
Association Municipal Swap Index.        $7,000,000    2/8/14       $83,697

Agreement with JP Morgan Chase Bank
dated September 24, 2004 to pay
quarterly the notional amount
multiplied by 3.513% and receive
quarterly the notional amount
multiplied by the Bond Market
Association Municipal Swap Index.         3,000,000  12/29/14        48,955
-----------------------------------------------------------------------------
                                                                   $132,652
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
November 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$325,270,321) (Note 1)                                           $341,597,430
-------------------------------------------------------------------------------
Cash                                                                4,059,081
-------------------------------------------------------------------------------
Interest and other receivables                                      5,296,797
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                108,628
-------------------------------------------------------------------------------
Receivable for securities sold                                         50,000
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                           132,652
-------------------------------------------------------------------------------
Total assets                                                      351,244,588

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 452,460
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            354,160
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          445,405
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             75,730
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 34,116
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,513
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                157,908
-------------------------------------------------------------------------------
Other accrued expenses                                                 64,906
-------------------------------------------------------------------------------
Total liabilities                                                   1,586,198
-------------------------------------------------------------------------------
Net assets                                                       $349,658,390

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $332,144,116
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          122,339
-------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                 932,174
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         16,459,761
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $349,658,390

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($264,440,422 divided by 27,681,853 shares)                             $9.55
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $9.55)*                 $10.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($79,097,821 divided by 8,286,486 shares)**                             $9.55
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($1,229,676 divided by 128,683 shares)**                                $9.56
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($4,890,471 divided by 511,987 shares)                                  $9.55
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.55)***                $9.87
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended November 30, 2004 (Unaudited)

Interest income:                                                   $8,665,338
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      900,459
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      172,952
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                59,357
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,694
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        4,514
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 269,062
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 358,580
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                   5,563
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  12,292
-------------------------------------------------------------------------------
Other                                                                  79,966
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 5)                                     5,350
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 5)                               (5,350)
-------------------------------------------------------------------------------
Total expenses                                                      1,870,439
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (27,321)
-------------------------------------------------------------------------------
Net expenses                                                        1,843,118
-------------------------------------------------------------------------------
Net investment income                                               6,822,220
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    2,892,261
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                            8,000
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and swap
contracts during the period                                         4,738,288
-------------------------------------------------------------------------------
Net gain on investments                                             7,638,549
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $14,460,769
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                 November 30           May 31
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,822,220      $15,883,934
-------------------------------------------------------------------------------
Net realized gain on investments                   2,900,261        4,706,757
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     4,738,288      (23,755,049)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                         14,460,769       (3,164,358)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
Class A                                                   --         (127,884)
-------------------------------------------------------------------------------
Class B                                                   --          (43,887)
-------------------------------------------------------------------------------
Class C                                                   --             (421)
-------------------------------------------------------------------------------
Class M                                                   --           (2,286)
-------------------------------------------------------------------------------
From tax-exempt income
Class A                                           (5,325,138)     (12,276,618)
-------------------------------------------------------------------------------
Class B                                           (1,397,691)      (3,554,946)
-------------------------------------------------------------------------------
Class C                                              (17,381)         (20,134)
-------------------------------------------------------------------------------
Class M                                              (89,885)        (197,902)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (22,684,911)     (88,383,406)
-------------------------------------------------------------------------------
Total decrease in net assets                     (15,054,237)    (107,771,842)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              364,712,627      472,484,469
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $122,339 and $130,214,
respectively)                                   $349,658,390     $364,712,627
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     Nov. 30
Per-share                         (Unaudited)                                   Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.35           $9.79           $9.34           $9.20           $8.74           $9.45
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .19             .38             .42             .46             .48             .50
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .20            (.43)            .44             .14             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .39            (.05)            .86             .60             .94            (.21)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.19)           (.39)           (.41)           (.46)           (.48)           (.50)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.19)           (.39)           (.41)           (.46)           (.48)           (.50)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.55           $9.35           $9.79           $9.34           $9.20           $8.74
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                4.18*           (.53)           9.39            6.61           10.95           (2.20)
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $264,440        $270,640        $344,042        $337,865        $285,452        $259,479
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .44*            .86             .84             .83             .82             .84
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.98*           3.98            4.42            4.89            5.28            5.55
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                8.07*           7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     Nov. 30
Per-share                         (Unaudited)                                   Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.35           $9.78           $9.33           $9.19           $8.73           $9.44
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .16             .32             .36             .40             .42             .44
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .20            (.42)            .44             .14             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .36            (.10)            .80             .54             .88            (.27)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.16)           (.33)           (.35)           (.40)           (.42)           (.44)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.16)           (.33)           (.35)           (.40)           (.42)           (.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.55           $9.35           $9.78           $9.33           $9.19           $8.73
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                3.83*          (1.08)           8.69            5.91           10.24           (2.85)
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                     $79,098         $88,253        $122,436        $118,486        $121,881        $109,426
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .77*           1.51            1.49            1.48            1.47            1.49
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.65*           3.33            3.77            4.25            4.63            4.90
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                8.07*           7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------
                                                                                                             For the
                                                                                          Six months         period
                                                                                             ended         August 19,
                                                                                            Nov. 30         2003+ to
Per-share                                                                                 (Unaudited)        May 31
operating performance                                                                         2004            2004
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                          $9.36           $9.35
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                          .15             .24
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                            .20             .02
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                          .35             .26
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                             (.15)           (.25)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           (.15)           (.25)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                $9.56           $9.36
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                        3.77*           2.71*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                              $1,230            $987
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                                      .84*           1.30*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                     1.58*           2.52*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                        8.07*           7.27
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------
                                   Six months
                                     ended
                                     Nov. 30
Per-share                         (Unaudited)                                   Year ended May 31
operating performance                 2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                  $9.35           $9.79           $9.33           $9.20           $8.74           $9.45
---------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------
Net investment income                  .17             .36             .39             .43             .45             .47
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             .20            (.44)            .45             .13             .46            (.71)
---------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  .37            (.08)            .84             .56             .91            (.24)
---------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------
From net
investment income                     (.17)           (.36)           (.38)           (.43)           (.45)           (.47)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                   (.17)           (.36)           (.38)           (.43)           (.45)           (.47)
---------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                        $9.55           $9.35           $9.79           $9.33           $9.20           $8.74
---------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                4.01*           (.83)           9.18            6.17           10.61           (2.50)
---------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $4,890          $4,832          $6,007          $6,324          $5,855          $4,174
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)              .59*           1.16            1.14            1.13            1.12            1.14
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)             1.83*           3.69            4.12            4.60            4.98            5.25
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                8.07*           7.27           29.10           24.33            6.91           15.17
---------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
November 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Massachusetts Tax Exempt Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Massachusetts personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam LLC, believes is consistent with preservation of capital, by investing primarily in a portfolio of investment-grade Massachusetts tax-exempt securities with intermediate- to long-term maturities. The fund may be affected by economic and political developments in the state of Massachusetts.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $325,270,321, resulting in gross unrealized appreciation and depreciation of $17,552,133 and $1,225,024, respectively, or net unrealized appreciation of $16,327,109.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through May 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended November 30, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended November 30, 2004, Putnam Management has assumed $5,350 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 5).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended November 30, 2004, the fund paid PFTC $226,911 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2004, the fund's expenses were reduced by $27,321 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $1,085 and $52 from the sale of class A and class M shares, respectively, and received $98,992 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2004, Putnam Retail Management, acting as underwriter, received $468 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $28,032,027 and $43,808,079, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At November 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,014,635        $9,676,919
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       343,091         3,272,959
----------------------------------------------------------------
                                     1,357,726        12,949,878

Shares repurchased                  (2,608,168)      (24,805,828)
----------------------------------------------------------------
Net decrease                        (1,250,442)     $(11,855,950)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,301,386       $31,566,944
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       803,572         7,698,933
----------------------------------------------------------------
                                     4,104,958        39,265,877

Shares repurchased                 (10,320,514)      (98,463,183)
----------------------------------------------------------------
Net decrease                        (6,215,556)     $(59,197,306)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            141,239        $1,349,876
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        93,558           891,346
----------------------------------------------------------------
                                       234,797         2,241,222

Shares repurchased                  (1,390,404)      (13,245,843)
----------------------------------------------------------------
Net decrease                        (1,155,607)     $(11,004,621)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            661,892        $6,350,304
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       243,988         2,335,523
----------------------------------------------------------------
                                       905,880         8,685,827

Shares repurchased                  (3,981,180)      (37,959,559)
----------------------------------------------------------------
Net decrease                        (3,075,300)     $(29,273,732)
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             22,548          $214,834
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,816            17,337
----------------------------------------------------------------
                                        24,364           232,171

Shares repurchased                      (1,150)          (11,025)
----------------------------------------------------------------
Net increase                            23,214          $221,146
----------------------------------------------------------------

                                  For the period August 19, 2003
                                    (commencement of operations)
                                                 to May 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            109,682        $1,046,010
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         2,026            19,432
----------------------------------------------------------------
                                       111,708         1,065,442

Shares repurchased                      (6,239)          (59,006)
----------------------------------------------------------------
Net increase                           105,469        $1,006,436
----------------------------------------------------------------

                              Six months ended November 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              2,904           $27,102
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         4,861            46,376
----------------------------------------------------------------
                                         7,765            73,478

Shares repurchased                     (12,420)         (118,964)
----------------------------------------------------------------
Net decrease                            (4,655)         $(45,486)
----------------------------------------------------------------

                                         Year ended May 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             18,573          $178,932
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        10,674           101,358
----------------------------------------------------------------
                                        29,247           280,290

Shares repurchased                    (126,385)       (1,199,094)
----------------------------------------------------------------
Net decrease                           (97,138)        $(918,804)
----------------------------------------------------------------

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Results of November 11, 2004 shareholder meeting
(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                       Votes              Votes
                                        for              withheld
-----------------------------------------------------------------
Jameson A. Baxter                   21,769,260           974,336
Charles B. Curtis                   21,763,032           980,564
Myra R. Drucker                     21,737,452         1,006,144
Charles E. Haldeman, Jr.            21,712,283         1,031,313
John A. Hill                        21,765,702           977,894
Ronald J. Jackson                   21,761,744           981,852
Paul L. Joskow                      21,773,358           970,238
Elizabeth T. Kennan                 21,739,298         1,004,298
John H. Mullin, III                 21,751,289           992,307
Robert E. Patterson                 21,762,491           981,105
George Putnam, III                  21,777,217           966,379
A.J.C. Smith                        21,715,108         1,028,488
W. Thomas Stephens                  21,744,534           999,062
Richard B. Worley                   21,706,302         1,037,294

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

                                  Votes            Votes
                                   for            against       Abstentions
---------------------------------------------------------------------------
                                15,428,161        887,681         6,427,754

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

                                  Votes            Votes
                                   for            against       Abstentions
---------------------------------------------------------------------------
                                15,353,823        984,972         6,404,801

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

                                  Votes            Votes
                                   for            against       Abstentions
---------------------------------------------------------------------------
                                15,681,199        645,222         6,417,175

A proposal to amend the fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was adjourned.*

* Since sufficient votes in favor of this proposal were not received as of November 11, 2004, the shareholder meeting with respect to this proposal has been adjourned until no later than January 10, 2005 to permit further solicitation in the Trustees' discretion.

  All tabulations are rounded to nearest whole number.

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital
Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth
and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Limited Duration Government
Income Fund++
Money Market Fund[SECTION MARK]
U.S. Government Income Trust

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ Formerly Putnam Intermediate U.S. Government Income Fund.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


The Putnam family of funds

Tax-free Income Funds

AMT-Free Insured Municipal Fund**
Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund[SECTION MARK]
Tax-Free High Yield Fund

State tax-free income funds:

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady[REGISTRATION MARK] Funds

Putnam RetirementReady Funds -- nine investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The nine portfolios:

Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

** Formerly Putnam Tax-Free Insured Fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.

Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Massachusetts Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA047-216558  1/05

Not FDIC Insured    May Lose Value    No Bank Guarantee

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: January 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: January 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: January 28, 2005